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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 22, 1996

                                 HRE PROPERTIES
             (Exact name of registrant as specified in its charter)

              Massachusetts                           04-2458042
(State of incorporation or organization)   (I.R.S. Employer Identification No.)

               321 Railroad Avenue, Greenwich, Connecticut    06830
              (Address of principal executive offices)      (Zip Code)

        Registrant's telephone number, including area code: 203-863-8200

                                Page 1 of 4 Pages
                         Exhibit Index appears at Page 4


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Item 5.         Other Events.

         On November 22, 1996, HRE Properties (the "Trust") and certain investors, including Kimco Realty Corporation, entered into an Agreement of Limited Partnership dated as of November 22, 1996 of Countryside Square Limited Partnership ("Countryside"), pursuant to which the limited partners of Countryside made a capital contribution to Countryside of 600,000 of the Trust's Common Shares and the Trust made a capital contribution to Countryside of a 283,000 square foot shopping center (the "Commercial Property") in connection with the organization of Countryside.

         Kimco Realty Corporation, a limited partner, will manage the property under a separate management agreement.

         Reference is made to Exhibit I, which is incorporated herein by reference, for a complete description of the Partnership Agreement.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit No.             Description

                  1 Countryside Square Limited Partnership Agreement of Limited Partnership (Agreement) dated as of November 22, 1996 between HRE
                                          Properties, as General Partner and
                                          the Persons whose names are set
                                          forth on Exhibit A of the Agreement,
                                          as limited Partners.

                  99                      Press Release dated November 26, 1996.


                                Page 2 of 4 Pages


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  November 27, 1996

                                     HRE PROPERTIES



                                 By: /s/ Charles J. Urstadt
                                     ----------------------------------------
                                     Name: Charles J. Urstadt
                                     Title: Chairman of the Board of Trustees,
                                            and Chief Executive Officer

                                Page 3 of 4 Pages


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                                  EXHIBIT INDEX

Exhibit Number                                 Description

         1 Countryside Square Limited Partnership Agreement of Limited Partnership (Agreement) dated as of November 22, 1996 between HRE
                                      Properties, as General Partner and
                                      the Persons whose names are set
                                      forth on Exhibit A of the Agreement,
                                      as limited Partners.

         99                           Press Release dated November 26, 1996.

                          Page 4 of 4 Pages